BLACKROCK VARIABLE SERIES FUND, INC.

BlackRock Managed Volatility V.I. Fund

(the “Fund”)

Supplement dated May 26, 2026 to the Statement of Additional Information (“SAI”) of the Fund,

dated May 1, 2026, as supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

All references to “the Subsidiary” in the SAI are hereby removed and replaced with “the Global Allocation Subsidiary.”

The second table on page I-11 of the Fund’s SAI under the section entitled “I. Investment Objective and Policies” is removed and replaced with the following:

	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Managed Volatility V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Small Cap Index V.I. Fund
Asset-Backed Securities		X
Asset-Backed Securities	X	X
Precious Metal-Related Securities	X	X	X	X
Borrowing and Leverage	X	X	X	X
Cash Management	X	X	X	X
Collateralized Debt Obligations		X
Collateralized Bond Obligations		X
Collateralized Loan Obligations		X
Commercial Paper	X	X	X	X
Commodity-Linked Derivative Instruments and Hybrid Instruments	X	X
Qualifying Hybrid Instruments		X
Hybrid Instruments Without Principal Protection		X
Limitations on Leverage		X
Counterparty Risk		X
Convertible Securities	X	X
Corporate Loans		X
Direct Lending

The section entitled “I. Investment Objective and Policies — Regulation Regarding Derivatives” is amended to add the following:

BlackRock Managed Volatility V.I. Fund’s primary vehicle for gaining exposure to the commodities markets is expected to be through investments in BlackRock Cayman Managed Volatility V.I. Fund, Ltd., a wholly owned subsidiary of BlackRock Managed Volatility V.I. Fund formed in the Cayman Islands (the “Managed Volatility Subsidiary”), which invests primarily in commodity-related instruments. The Managed Volatility Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Managed Volatility Subsidiary’s derivative positions.

The section entitled “I. Investment Objective and Policies — Investments in the Subsidiary” is amended to add the following:

Investments in the Subsidiary — BlackRock Cayman Managed Volatility V.I. Fund, Ltd.

BlackRock Managed Volatility V.I. Fund may invest up to 25% of its total assets in the shares of its wholly-owned and controlled Managed Volatility Subsidiary. Investments in the Managed Volatility Subsidiary are expected to provide the BlackRock Managed Volatility V.I. Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986. The Subsidiary is advised by the Manager. The Managed Volatility Subsidiary (unlike BlackRock Managed Volatility V.I. Fund) may invest without limitation in commodity-related instruments. However, the Managed Volatility Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the BlackRock Managed Volatility V.I. Fund, including the timing and method of the valuation of the Managed Volatility Subsidiary’s portfolio investments and shares of the Managed Volatility Subsidiary. The Managed Volatility Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by BlackRock Managed Volatility V.I Fund. The Managed Volatility Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors, which is comprised of John M. Perlowski, a Trustee, President and Chief Executive Officer of BlackRock Managed Volatility V.I Fund, and Trent Walker, Chief Financial Officer of BlackRock Managed Volatility V.I Fund. BlackRock Managed Volatility V.I Fund is the sole shareholder of the Managed Volatility Subsidiary, and shares of the Managed Volatility Subsidiary will not be sold or offered to other investors.

The Managed Volatility Subsidiary invests primarily in commodity-related instruments. Although BlackRock Managed Volatility V.I Fund may invest in these commodity-related instruments directly, BlackRock Managed Volatility V.I Fund will likely gain exposure to these commodity-related instruments indirectly by investing in the Managed Volatility Subsidiary. To the extent that BlackRock believes that these commodity-related instruments provide suitable exposure to the commodities market, BlackRock Managed Volatility V.I Fund’s investment in the Managed Volatility Subsidiary will likely increase. The Managed Volatility Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Managed Volatility Subsidiary’s derivative positions.

The Manager manages the assets of the Managed Volatility Subsidiary pursuant to a separate investment management agreement (the “Subsidiary Management Agreement”), but receives no additional compensation for doing so. The Manager has entered into sub-advisory agreements with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BAMNAL”) and BlackRock (Singapore) Limited (“BSL” and together with BIL and BAMNAL, the “Sub-Advisers”) with respect to the Managed Volatility Subsidiary. BlackRock also provides certain administrative services for the Managed Volatility Subsidiary, but receives no additional compensation for doing so. The Managed Volatility Subsidiary will also enter into separate contracts for the provision of custody, accounting agent and audit services with the same or with affiliates of the same service providers that provide those services to BlackRock Managed Volatility V.I Fund.

The financial statements of the Managed Volatility Subsidiary will be consolidated with BlackRock Managed Volatility V.I Fund’s financial statements in BlackRock Managed Volatility V.I Fund’s annual and semi-annual reports. BlackRock Managed Volatility V.I Fund’s Annual and Semi-Annual Financial Statements and Additional Information are filed with the SEC on Form N-CSR and are provided without charge upon request as indicated on the front cover of this SAI.

The Managed Volatility Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in BlackRock Managed Volatility V.I Fund’s prospectus or this SAI, is not subject to all the investor protections of the Investment Company Act. However, BlackRock Managed Volatility V.I Fund wholly owns and controls the Managed Volatility Subsidiary, and BlackRock Managed Volatility V.I Fund and the Managed Volatility Subsidiary are both managed by BlackRock, making it unlikely that the Managed Volatility Subsidiary will take action contrary to the interests of BlackRock Managed Volatility V.I Fund and its shareholders. BlackRock Managed Volatility V.I Fund’s Board of Trustees has oversight responsibility for the investment activities of BlackRock Managed Volatility V.I Fund, including BlackRock Managed Volatility V.I Fund’s investment in the Managed Volatility Subsidiary, and BlackRock Managed Volatility V.I Fund’s role as sole shareholder of the Managed Volatility Subsidiary. As noted above, the Managed Volatility Subsidiary will be subject to the same investment restrictions and limitations as the BlackRock Managed Volatility V.I. Fund.

The Managed Volatility Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the BlackRock Managed Volatility V.I. Fund. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the BlackRock Managed Volatility V.I. Fund and/or the Managed Volatility Subsidiary to operate as described in the BlackRock Managed Volatility V.I. Fund’s prospectus and this SAI and could adversely affect BlackRock Managed Volatility V.I Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Managed Volatility Subsidiary. If Cayman Islands law changes such that the Managed Volatility Subsidiary must pay Cayman Islands taxes, shareholders of BlackRock Managed Volatility V.I. Fund would likely suffer decreased investment returns.

The Managed Volatility Subsidiary itself is not expected to be subject to U.S. federal income tax. The Managed Volatility Subsidiary will, however, be considered a controlled foreign corporation, and BlackRock Managed Volatility V.I. Fund will be required to include as income annually amounts earned by the Managed Volatility Subsidiary during that year, whether or not the Managed Volatility Subsidiary distributes such amounts to the BlackRock Managed Volatility V.I. Fund. Gains from the sales of investments by the Managed Volatility Subsidiary will not be eligible for capital gains treatment but instead will be treated as ordinary income when included in income by the BlackRock Managed Volatility V.I. Fund. Furthermore, the requirement for the BlackRock Managed Volatility V.I. Fund to distribute net investment income, if any, and net realized capital gain, if any, at least annually will apply to such Managed Volatility Subsidiary income, whether or not the Managed Volatility Subsidiary makes a distribution to the BlackRock Managed Volatility V.I. Fund during the taxable year. If the Managed Volatility Subsidiary incurs net losses in any year, such losses will not offset the BlackRock Managed Volatility V.I. Fund’s income or gains nor carryforward to future years.

The section entitled “II. Investment Restrictions - Restrictions Applicable to each of the Funds (Except BlackRock 60/40 Target Allocation ETF V.I. Fund, BlackRock Government Money Market V.I. Fund, BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund)” is amended to add the following:

The Managed Volatility Subsidiary will follow BlackRock Managed Volatility V.I. Fund’s fundamental and non-fundamental investment restrictions, described above, with respect to its investments.

The title of the subsection entitled “IV. Management, Advisory and Other Service Arrangements — Organization and Management of Wholly-Owned Subsidiary” is deleted in its entirety and replaced with the following: “IV. Management, Advisory and Other Service Arrangements — Organization and Management of Wholly-Owned Subsidiary — BlackRock Global Allocation V.I. Fund”

The section entitled “IV. Management, Advisory and Other Service Arrangements” is amended to add the following:

Organization and Management of Wholly-Owned Subsidiary — BlackRock Managed Volatility V.I. Fund

BlackRock Managed Volatility V.I. Fund intends to gain exposure to commodity markets by investing up to 25% of its total assets in the Managed Volatility Subsidiary. The Managed Volatility Subsidiary invests primarily in commodity-related instruments.

The Managed Volatility Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KYI-1104, Cayman Islands. The Subsidiary’s affairs are overseen by a board of directors, which is comprised of John M. Perlowski and Trent Walker.

The Manager provides investment management and administrative services to the Managed Volatility Subsidiary. The Manager does not receive separate compensation from the Managed Volatility Subsidiary for providing it with investment advisory or administrative services. However, BlackRock Managed Volatility V.I. Fund pays the Manager based on BlackRock Managed Volatility V.I. Fund’s assets, including the assets invested in the Managed Volatility Subsidiary. BlackRock has entered into sub-advisory agreements with each of BlackRock International Limited, BlackRock Asset Management North Asia Limited and BlackRock (Singapore) Limited with respect to the Managed Volatility Subsidiary. The Managed Volatility Subsidiary entered into contracts for the provision of custody, accounting agent and audit services with the same service providers that provide those services to BlackRock Managed Volatility V.I. Fund.

The Managed Volatility Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by BlackRock Managed Volatility V.I. Fund. As a result, the Manager, in managing the Managed Volatility Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of BlackRock Managed Volatility V.I. Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Managed Volatility Subsidiary’s portfolio investments and shares of the Managed Volatility Subsidiary. These policies and restrictions are described elsewhere in detail in this SAI. BlackRock Managed Volatility V.I Fund and the Managed Volatility Subsidiary test for compliance with certain investment restrictions on a consolidated basis.

The section entitled “VI. Computation of Offering Price Per Share” is deleted in its entirety and replaced with the following:

The offering price for each Fund’s shares is equal to the net asset value computed by dividing the value of the Fund’s net assets by the number of shares outstanding. For more information on the purchasing and valuation of shares, please see “Purchase of Shares” and “Pricing of Shares” in Part II of this SAI. Each of the Global Allocation Subsidiary and the Managed Volatility Subsidiary is subject to the same valuation policies as BlackRock Global Allocation V.I. Fund and BlackRock Managed Volatility V.I. Fund, as applicable, as described in “Pricing of Shares” in Part II of this SAI. BlackRock Global Allocation V.I. Fund’s investment in the Global Allocation Subsidiary and BlackRock Managed Volatility V.I. Fund’s investments in the Managed Volatility Subsidiary are valued based on the value of the applicable subsidiary’s portfolio investments. Each of the Global Allocation Subsidiary and the Managed Volatility Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by BlackRock Global Allocation V.I. Fund and BlackRock Managed Volatility V.I. Fund, as applicable, which require, among other things, that the subsidiary’s portfolio investments be marked-to-market (that is, the value on the subsidiary’s books changes) each business day to reflect changes in the market value of the investment.

Shareholders should retain this Supplement for future reference.

SAI-MVVI-0526SUP

4